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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): NOVEMBER 16, 1998



                              SYMANTEC CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-17781                                          77-0181864
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


             10201 TORRE AVENUE, CUPERTINO, CALIFORNIA      95014
             ----------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)



                                 (408) 253-9600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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     This Report on Form 8-K/A Amendment No. 1 supplements the report on Form
8-K filed with the Securities and Exchange Commission on December 1, 1998 by Symantec Corporation (the "Company") to report its acquisition on November 17, 1998 of approximately 65% of the outstanding shares of Common Stock, par value $0.001 per share, of Quarterdeck Corporation and all associated Preferred Stock purchase rights at a price per share of $0.52.

Item 7: Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

     The Company has determined that financial statements for Quarterdeck Corporation are not required to be filed as a part of this Report on Form 8-K.

     (b)  Pro Forma Financial Information.

     The Company has determined that pro forma financial information is not required to be filed as a part of this Report on Form 8-K.

     (c)  Exhibits.

     The following exhibits are filed herewith:

     2.01 Agreement and Plan of Merger dated as of October 15, 1998 by and among Symantec Corporation, Oak Acquisition Corporation and Quarterdeck Corporation. Incorporated by reference to Exhibit c(1) to the Registrant's Schedule 14D-1 (Commission File No. 5-45153) initially filed on October 19, 1998.

     99.01 License Agreement dated as of October 15, 1998 by and between Symantec Corporation and Quarterdeck Corporation. Incorporated by reference to Exhibit c(2) to the Registrant's Schedule 14D-1 (Commission File No. 5-45153) initially filed on October 19, 1998.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 1999

                                       SYMANTEC CORPORATION



                                       By: /s/ Derek P. Witte
                                           -------------------------------------
                                           Derek P. Witte
                                           Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit
-------
2.01     Agreement and Plan of Merger dated as of October 15, 1998 by and among
         Symantec Corporation, Oak Acquisition Corporation and Quarterdeck
         Corporation. Incorporated by reference to Exhibit c(1) to the
         Registrant's Schedule 14D-1 (Commission File No. 5-45153) initially filed on October 19, 1998.

99.01    License Agreement dated as of October 15, 1998 by and between Symantec
         Corporation and Quarterdeck Corporation. Incorporated by reference to Exhibit c(2) to the Registrant's Schedule 14D-1 (Commission File No.
         5-45153) initially filed on October 19, 1998.

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